Business Acquisitions	12 Months Ended
Jun. 30, 2013
Business Combinations [Abstract]
Business Acquisitions
4.	Business Acquisitions

2010 acquisition:

In 2010, the Company acquired a 100% equity interest of Beiao, an entity engaged in research and sales of vegetable seeds in the PRC, for cash consideration of RMB1.0 million ($0.2 million). The Company recognized goodwill of RMB0.3 million ($0.05 million) for this acquisition.

Purchase price allocation and pro forma results of operation for this acquisition have not been presented because the effects of the acquisition were not material to the Company’s consolidated financial results.

Impairment loss on goodwill

For the year ended June 30, 2013, the Company recognized an impairment loss on goodwill of RMB0.3 million ($0.05 million) relating to Beiao. The impairment loss was due to the unsatisfactory financial performance of Beiao.

2011 acquisition of controlling interest in PGW:

In April 2011, Agria Singapore purchased an additional 234,963,938 shares of PGG Wrightson (PGW) at the offer price of NZ$0.60 ($0.46) per share to bring its total shareholding in PGG Wrightson from 19.01% to 50.01%. The acquisition has been accounted under the acquisition method of accounting in accordance with ASC 805, "Business Combinations". The results of PGG Wrightson's operations have been included in the consolidated financial statements since its acquisition date. We previously accounted for our 19.01% interest in PGW as an equity method investment.

The aggregate purchase consideration is comprised of the following:

	As at April 30, 2011
	(RMB'000)	(US$'000)

Cash consideration transferred	734,356	113,616
Fair value of the Non-controlling Interest	967,152	149,633
Fair value of previously held equity interest	450,385	69,681
Total consideration	2,151,893	332,930

As the result of obtaining control over PGW, our previously held 19.01% interest was remeasured to fair value at acquisition date, resulting in a gain of RMB55.5 million ($8.6 million). This has been recognized in unrealized gain from investment in the consolidated statements of operations.

The following table summarizes the fair values of the assets acquired and liabilities assumed as of the date of acquisition, including the effect of measurement period adjustments recorded in 2012 and 2011 as discussed below:

	As at April 30, 2011
	(RMB'000)	(US$'000)

Cash	38,817	6,006
Accounts receivable	1,421,690	219,957
Inventory	1,274,040	197,113
Other current assets	167,311	25,886
Property and equipment	443,588	68,630
Investment in equity accounted associates & other investment	73,673	11,398
Other non-current assets	75,308	11,651
Goodwill	882,874	136,594
Accounts payable	(850,887)	(131,645)
Short-term borrowings	(337,983)	(52,291)
Other current liabilities	(450,285)	(69,667)
Long-term borrowings	(754,836)	(116,784)
Other long-term liabilities	(154,367)	(23,883)
Net assets held for sale	473,581	73,270
Deferred tax assets	61,287	9,482
Deferred tax liabilities	(2,923)	(452)
Income tax payable	(23,571)	(3,647)
Non-controlling interest	(10,259)	(1,587)
Convertible Redeemable Note and accrued interest	(175,165)	(27,101)
Purchase consideration	2,151,893	332,930

A change to the acquisition date fair value of the identifiable net assets during the measurement period (up to one year from the acquisition date) affects the amount of the purchase price allocated to goodwill. Changes to the purchase price allocation are adjusted retrospectively to the consolidated financial results. The values above include measurement period adjustments recorded in 2012. The measurement period adjustments were recorded based on information obtained subsequent to the acquisition.  The June 30, 2011 balances for Goodwill and Other assets on the Consolidated Statements of Financial Position have been revised to include the effect of the measurement period adjustment recorded in 2012, and described in our 2012 annual report.

The goodwill recognized represents expected synergies and incremental growth that we anticipate accruing both in PGW and across the rest of the Group. We expect this to be achieved by the Company management providing PGW with expertise on capitalizing opportunities in the China market and by PGW providing the rest of the Group with expertise on leading international agriculture practices and techniques.

Pro forma (unaudited)

The following summarized unaudited pro forma results of operations, which are inclusive of Continuing and Discontinued Operations, for the year ended December 31, 2010 and the 6 month period ended June 30, 2011, have been prepared assuming that the acquisition of PGW had occurred on January 1, 2010. These pro forma results have been prepared for comparative purposes only based on management's best estimate and do not purport to be indicative of the results of operations which actually would have resulted had the acquisition occurred as of January 1, 2010.

	(Unaudited)	(Unaudited)
	For the year ended December 31,2010	For 6 months Ended June 30,2011
	RMB'000	RMB'000

Pro forma revenues	6,256,583	3,551,666
Pro forma net loss	(57,110)	(94,701)
Pro forma net loss per ordinary share-basic and diluted	(0.48)	(0.85)

Impairment loss on goodwill

For the year ended June 30, 2013, the Company recognized an impairment loss on goodwill of RMB882.9 million ($143.9 million) relating to PGW. A number of factors, including the overall financial performance and the share price of PGW, recognition of goodwill impairment loss in the consolidated financial statements of PGW, the slower than expected recovery in the Australian market following poor weather and trading conditions were considered. These conditions were reflected in the Company’s operating results and cash flow for the quarter ended June 30, 2013. As a result, the Company has reconsidered and reevaluated growth and trend estimate in its future cash flow model. Thus, recognition of goodwill impairment loss in the financial statements was considered. The goodwill impairment assessment process was conducted at the reporting unit level. We determined the fair value based on a discounted cash flows model. After applying the goodwill impairment test, the implied fair value of goodwill is substantially lower than the carrying amount of the goodwill and it was concluded that the full carrying amount of goodwill was impaired.

2013 acquisition:

In July 2012, the Company acquired the long-lived assets and business of Xinjiang Ruide Ltd, a corn seed producer based in Xinjiang province, China, as a production base for China Seeds. The following table summarizes the fair values of the assets acquired and liabilities assumed as at the date of acquisition:

	As at July 9, 2012
	(RMB’000)	(US$’000)

Property and equipment, net	5,761	939
Land use rights	470	77
Acquired technologies	400	65
Goodwill	10,349	1,686
Purchase consideration	16,980	2,767

The goodwill recognized represents expected synergies from combining seeds production with operations of NKY to secure lower production cost and better quality control and is not expected to be deductible for tax purposes. Goodwill has been assigned to NKY, the major component of the Company's China Seeds operating segment, for purposes of impairment testing.

Pro forma results of operation for this acquisition have not been presented because the effects of the acquisition were not material to the Company’s consolidated financial results.